                                                              Exhibit No. 10.240
                                                              ------------------

Loan No. 95-227

                              FIRST AMENDMENT OF
                              ------------------
                             AMENDED AND RESTATED
                             --------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS FIRST AMENDMENT OF AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of this 20 day of December____, 2001 (this "Amendment") is made by and among HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORP., a Nevada corporation ("Borrower").

                                   RECITALS
                                   --------

          Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated April 5, 2001 (the "Loan Agreement"), providing to Borrower a secured interval receivables credit facility in the amount of $30,000,000.

          Borrower and Lender desire to amend the terms and conditions of the Loan Agreement to provide for, among other things, an increase in the amount of the credit facility and the modification of the Interest Rate and certain other terms, covenants, conditions, representations and warranties as more particularly set forth herein or in the other Loan Documents executed or amended in connection herewith.

          Mego Financial Corp., a New York corporation ("Guarantor") shall guaranty all of the obligations of Borrower to Lender under the Loan Documents as amended hereby.

          All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, including the Appendix attached thereto.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, Borrower and Lender hereby agree as follows:

               The Recitals set forth above are true and correct and incorporated herein by reference.

               The current outstanding principal balance of the Note is $26,329,566.21.

               In Section 1.5(b)(i) regarding Excess Outstandings, each reference to "$30,000,000.00" in the second sentence is hereby deleted and replaced with "Forty Million Dollars and No/100 ($40,000,000.00)."

               Section 1.6, Commitment Fee, is hereby deleted in its entirety and replaced with the following:

          Commitment Fee. The Commitment Fee has been fully earned by Lender.
          --------------
          Borrower has agreed to pay Lender, in addition to amounts previously paid to Lender, an additional Commitment Fee in the amount of $125,000.00, $30,000.00 of which was paid on August 29, 2001, and the remainder of which shall be due and payable in the amount of $20,000.00 upon the date hereof, with the balance of $75,000.00 due and payable no later than forty-five (45) days after the date of this

          Amendment. Borrower hereby authorizes Lender to advance $25,000.00 to itself at the time of each Advance hereunder until the Commitment Fee is fully paid and to advance to itself the full amount of any unpaid balance of the Commitment Fee which may be due and payable at the time of any Advance on or after the forty-fifth (45/th/) day after the date hereof.

               Section 4.12 is hereby inserted as follows:

          Pledge of Interest in Management Company. AB Preferred Holdings, Inc.,
          ----------------------------------------
          is an Affiliate of Borrower engaged in the management of the Resort and will enjoy a material economic benefit due to the making of the Loan, and Borrower's pledge of its equity ownership interests in AB Preferred Holdings, Inc. to Lender shall be deemed additional consideration for the making of the Loan to Borrower.

               Section 5.5(h) is hereby deleted in its entirety and replaced with the following:

          (h)  Accounting for Defaulted Notes.  All financial reporting for
               ------------------------------
          Borrower shall incorporate either current charge-offs in the amount of the principal balance of Defaulted Notes (as defined below) or allowances equal to or greater than the principal balance of Defaulted Notes, in accordance with GAAP, where "Defaulted Notes" for purposes of this provision shall mean the principal balance, with respect to all of Borrower's operations, of all of Borrower's notes receivable given by purchasers of timeshare intervals and all notes receivable given by purchasers of parcels of land including, but not limited to, recreational vehicle lots, which are either ninety (90) days or more contractually delinquent or are properly deemed uncollectible by Borrower or Guarantor on the basis of the maker's bankruptcy, foreclosure on such note or other similar criteria.

               Section 5.7, Management, is hereby deleted in its entirety and replaced with the following:

          Management. The manager and the management contracts for the Resort
          ----------
          shall at all times be satisfactory to Lender. Borrower has further pledged and created in favor of Lender a perfected security interest in a majority of all of the equity ownership of AB Preferred Holdings, Inc., a Florida corporation as the management entity by way of that certain Pledge Agreement of even date herewith. Borrower covenants to maintain the effectiveness of the Pledge Agreement at all times indebtedness is outstanding under the Loan or Lender is obligated to make Advances. For so long as Borrower controls the Timeshare Association for the Resort, and unless required by law, Borrower shall not change the Resort manager or amend, modify or waive any provision of or terminate the management contract for the Resort without the prior written consent of Lender, which consent shall not be unreasonably withheld. At least two of the following individuals, unless replaced in a timely manner with others who are reasonably acceptable to Lender who shall approve or reject a proposed replacement within thirty (30) days of written request, shall remain the principal officers of Borrower and the Resort manager and shall have authority to make all material business decisions: Jerome Cohen, Jon Joseph, Gregg McMurtie and Carol Sullivan.

                Sections 5.12 and 5.13 are hereby deleted in their entirety and replaced with the following, and Section 5.25 is inserted as follows:

          5.12  Orlando Delinquency Rate. At all times Indebtedness is
                ------------------------
     outstanding or Lender is obligated to make Advances, Borrower agrees to maintain the ratio of (i) the principal balance of all Notes Receivable, the principal balances of which are sixty (60) to eighty-nine (89) days delinquent to (ii) the principal balance of all Notes Receivable, determined in accordance with GAAP on a three (3) month rolling basis ("Orlando Delinquency Rate"), and calculated monthly pursuant to Section 5.5(a), in an amount not greater than 0.035:1 (3.5 percent). As of the date hereof, Borrower's Delinquency Rate is in the amount set forth on Schedule 5.8-13 attached hereto.

          5.13  Overall Delinquency Rate. At all times Indebtedness is
                ------------------------
     outstanding or Lender is obligated to make Advances, Borrower shall, with respect to all of its operations, maintain the ratio of (i) the aggregate principal balance of all notes receivable given by purchasers of timeshare intervals and all notes receivable given by purchasers of parcels of land including, but not limited to, recreational vehicle lots, the principal balances of which are sixty (60) to eighty-nine (89) days or more delinquent to (ii) the principal balance of all such foregoing notes receivable, determined in accordance with GAAP on a three (3) month rolling basis ("Overall Delinquency Rate"), and calculated monthly pursuant to
     Section 5.5(a), in an amount not greater than 0.035:1 (3.5 percent). As of the date hereof, the Overall Delinquency Rate is in the amount set forth on
     Schedule 5.8-.13 attached hereto.

          5.25  Conveyance of Resort; Preparation of Cost Analysis. No later
                --------------------------------------------------
     than July 1, 2002, Borrower shall transfer all of its right, title and interest in the Resort, the Units, the land described in Exhibit "B", the improvements thereon, all development rights, entitlements, permits, contracts, and any and all other property or collateral related thereto or securing this Loan to a special purpose, bankruptcy remote entity, directly or indirectly wholly owned by Borrower and pursuant to such documentation as Lender in its sole and absolute discretion may require, and in connection therewith Borrower shall cause the Guaranty and all other documents, instruments and agreements related to the Loan to be modified as required by Lender in its sole and absolute discretion to reflect the foregoing transfer and conveyance and the contractual rights and perfected interest of Lender in all collateral. In addition, no later than July 1, 2002, Borrower shall deliver to Lender a quantitative analysis in form and substance meeting Lender's approval in its sole and absolute discretion of the overall cost, without regard to which party may properly bear such expense, of installing all water, sewer and other utility services to every lot within each entire project in which any prospective plaintiff or class member under the matter styled as Henry et al. v. Preferred Equities Corporation, Case No. A414827, Nevada District Court, County of Clark, owns property.

                Section 9.9, Lender's Right to Provide Financing, is hereby deleted in its entirety.

                Section 9.11 is hereby inserted as follows:

     9.11 UCC Financing Statements. To the extent permitted by law, Borrower hereby authorizes Lender to complete, file and record, without the requirement that Borrower join in the execution thereof, such UCC financing statements as may be required in Lender's judgment to perfect Lender's lien in any Collateral or other property in which a security interest is or has been granted hereunder or in any of the other Loan Documents.

               The definition of Availability in the Appendix is hereby deleted in its entirety and replaced with the following:

     Availability. At all times during the Revolving Period, the lesser of :

     $40,000,000.00 minus the sum of (i) Advances then outstanding, plus (ii) the then outstanding principal balance of the Acquisition Loan, plus (iii) the then outstanding principal balance of the Construction Loan; or

     an amount equal to 80% of the principal balance of Eligible Notes Receivable to be assigned to Lender in connection with any then current Advance; provided, however, that the percentage of the principal balance of Eligible Notes Receivable for which a Purchaser has made a cash down payment of at least twenty-five (25) percent of the actual purchase price of the Interval, and for which no part of such payment was made or loaned to Purchaser by Borrower or an Affiliate, and to be assigned to Lender in connection with any then current Advance shall be 85%.

After expiration of the Revolving Period, Availability shall be zero ($0).

               The definition of Commitment Fee in the Appendix is hereby deleted in its entirety and replaced with the following:

     Commitment Fee. A loan commitment fee with respect to the Loan equal to $125,000.00, which is payable in accordance with Section 1.6.

               Effective on the date hereof, Subsection (u) of the definition of Eligible Note Receivable in the Appendix shall be deleted in its entirety and replaced with the following:

          (u) In addition to the foregoing eligibility criteria applicable to each Note Receivable, a sample shall be drawn by Lender from all the accounts submitted with each Request for Advance and in the event that either (i) the minimum score based on FICO guidelines falls below five hundred (500) (the "Minimum Credit Score"), (ii) more than five (5) percent of the accounts have a score based on FICO guidelines below five hundred fifty (550) or (iii) more than twenty (20) percent of the accounts have a score based on FICO guidelines below six hundred (600), Borrower shall submit the FICO score for each account which is the subject of the Request for Advance and Lender shall have the right to reject any and all accounts whose FICO score falls below the Minimum Credit Score and, in addition, to reject any and such other accounts as Lender may elect until all the foregoing FICO score criteria are satisfied.

               In the definition of Interest Rate in the Appendix, the reference to "four percent

(4.0%)" is hereby deleted and replaced with "four and one-half percent (4.50%)."

               In the definition of Loan in the Appendix, each reference to "Thirty Million and No/100 Dollars ($30,000,000.00)" is hereby deleted and replaced with "Forty Million and No/100 Dollars ($40,000,000.00)."

               The definition of Maximum Exposure in the Appendix is hereby deleted in its entirety and replaced with the following:

     Maximum Exposure. The positive remaining amount, if any, calculated by deducting the aggregate outstanding principal balance of the Acquisition and Construction Loan from the lesser of (a) $40,000,000.00 and (b) that percentage set forth below of the outstanding principal balance of all Financed Notes
Receivable:

          as of the date of this Amendment: 84.5%, from the date of this Amendment until thirty (30) days thereafter:
     83.5%,
          from the thirty-first (31/st/) day after the date of this Amendment until thirty (30) days thereafter: 82%, from the sixty-first (61/st/) day after the date of this Amendment until thirty (30) days thereafter: 81%, and beginning on the ninety-first (91/st/) day after the date of this Amendment and at all times thereafter: 80%;

provided, however, that applicable percentage of the outstanding principal balance of Financed Notes Receivable shall at all times be eighty-five (85) percent for each Financed Note Receivable which originated as an Eligible Note Receivable for which a Purchaser made a cash down payment of at least twenty-five (25) percent of the actual purchase price of the Interval and for which no part of such payment was made or loaned to Purchaser by Borrower or an Affiliate.

               The definition of Timeshare Association in the Appendix is hereby deleted in its entirety and replaced with the following:

     Timeshare Association. The not-for-profit Florida corporations which are responsible for operating and maintaining the Resort pursuant to the terms of the Declaration.

               Section 3 of Schedule 3.2, Deliveries for all Advances, is hereby deleted in its entirety and replaced with the following:

     3. The score based on FICO guidelines calculated on each account in a sample drawn by Lender from all the accounts submitted with each Request for Advance and, in the event that either (i) the minimum score based on FICO guidelines falls below five hundred (500) (the "Minimum Credit Score"), (ii) more than five (5) percent of the accounts have a score based on FICO guidelines below five hundred fifty (550) or (iii) more than twenty
     (20) percent of the accounts have a score based on FICO guidelines below six hundred (600), Borrower shall submit the FICO score for each account which is the subject of the Request for Advance and Lender shall have the right to reject any and all accounts whose FICO score falls below the Minimum Credit Score and, in addition, to reject any and such other accounts as Lender may elect until all the foregoing FICO score criteria are satisfied.

               Schedule 4.5, List of Litigation Matters, is hereby deleted in its entirety and replaced with Schedule 4.5 attached hereto.

               Schedule 5.8-.13 is hereby deleted in its entirety and replaced with Schedule 5.8-.13 attached hereto.

               Exhibit "F", Permitted Exceptions, is hereby deleted in its entirety and replaced with Exhibit "F" attached hereto.

               Exhibit "H", Borrower's Debt, Liabilities and Obligations to any Affiliates of Borrower, is hereby supplemented with Exhibit "H" attached hereto.

               In connection with this Amendment, Borrower hereby certifies to Lender that (a) all of Borrower's representations, warranties, covenants and agreements contained in the Loan Agreement are true and correct and in full force and effect as of the date hereof, (b) as of the date hereof there are no Events of Default under the Loan Agreement and all other Loan Documents and there are no facts or conditions which but for the passing of time or the giving of notice would constitute an Event of Default, and (c) all of the Loan Documents as defined herein are in full force and effect.

               Except as modified by this Amendment, all other terms and conditions of the Loan Agreement and other Loan Documents as amended, modified, restated or supplemented shall remain in full force and effect. Should Borrower currently be in default under the Loan Agreement, which default would not have existed if this Amendment were effective, such default is hereby waived.

               As consideration for, and as a mutual inducement to Lender entering into this Amendment, Borrower and Guarantor each hereby waive and release any and all claims, setoffs, counterclaims and defenses either has as of the date hereof with respect to this credit facility and performance by Lender under the Loan Documents, and each hereby acknowledge that Lender has fully performed all obligations and is not in default under the Loan Documents. Execution of this Amendment shall not be deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

               This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

          IN WITNESS whereof the parties have executed this Amendment as of the date above.

BORROWER:                               LENDER:

PREFERRED EQUITIES CORPORATION,         HELLER FINANCIAL, INC., a
a Nevada corporation                    a Delaware corporation


BY: /s/ Carol W. Sullivan               BY: /s/ Dennis K. Holland
    ------------------------                ----------------------

        Carol Sullivan                          Dennis K. Holland
    ------------------------                ----------------------
Print Name                              Print Name

Its:    Sr. V.P                         Its:    Sr. V.P.
    ------------------------                ----------------------


APPROVED BY:

GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


BY:   /s/ Charles G. Baltuskonis
      ---------------------------

          Charles G. Baltuskonis
      ---------------------------
Print Name

Its:      Sr. V.P
      ---------------------------

                                 Schedule 4.5

                             Litigation Disclosure

                               Schedule 5.8-.13



Tangible Net Worth:  $  33,6854,000
------------------


Debt to Tangible Net Worth Ratio:  4.7:1
--------------------------------- ------


EBITDA Ratio:   17.8
-------------  -----


Total Interest Coverage Ratio:   1.52:1
------------------------------  -------


Orlando Delinquency Rate: _____ :1 ( 10.05%)
--------------------------      ------------


Overall Delinquency Rate: _____ :1 ( 8.57%)
--------------------------      -----------

                                  Exhibit "F"

                             Permitted Exceptions

                                  Exhibit "H"

   Borrower's Debt, Liabilities and Obligations to any Affiliates of Borrower

None.

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 20th day of December, 2001, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation (hereinafter referred to as "Assignor"); and AB PREFERRED HOLDINGS, INC., a Florida corporation ("Assignee").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Assignor entered into that certain Management Agreement dated July 7, 1997 with RVS-Orlando Condominium Association, Inc., a Florida not-for-profit corporation, attached hereto as Exhibit "A" (the "Management Agreement"); and
                                -----------

     WHEREAS, Assignor has agreed to transfer and assign to Assignee all of Assignor's rights, title and interests in and to the Management Agreement; and

     WHEREAS, Assignee has agreed to assume all of Assignor's liabilities and obligations relating to or arising out of the Management Agreement following the Effective Date (as described in Paragraph 3 hereinbelow); and

     WHEREAS, the parties hereto desire to provide for the assignment of such rights, title and interests and the assumption of such liabilities and obligations in accordance with the terms contained herein.

     NOW, THEREFORE, in consideration of the foregoing premises and satisfaction of their respective obligations contained herein, the parties hereto hereby agree as follows:

     1.  Assignment.  Assignor does hereby convey, sell, transfer, assign and
         ----------
deliver unto Assignee, its successors and assigns forever, all of its benefits, rights, title and interests in and to the Management Agreement.

     2.  Assumption of Obligations and Liabilities. Assignee hereby assumes and
         -----------------------------------------
agrees to satisfy and perform all of the liabilities and obligations of Assignor contained under the Management Agreement being assigned hereunder following the Effective Date hereof. Assignee shall indemnify and hold Assignor harmless from and against any losses, damages, expenses, liabilities, claims and suits which arise out of or relate to Assignee's failure to perform such obligations or satisfy such liabilities assumed by Assignee herein.

     3.  Effective Date. The effective date of the assignment and assumption of
         --------------
the Management Agreement set forth in Paragraphs 1 and 2 hereinabove is December 20, 2001 (the "Effective Date").

     4.  Third Party Consents and Waivers.  The Assignor agrees and undertakes
         --------------------------------
to secure any and all consents and waivers required by the Management Agreement, including without limitation, the Consent to Assignment attached hereto as Exhibit "B",
                                                                 ----------
and the Assignor and Assignee agree to cooperate in obtaining any and all consents or waivers of third parties necessary to transfer to Assignee all duties, obligations, rights and benefits in and under the Management Agreement.

     5.  Further Assurances.  Each party hereto shall from and after the date
         ------------------
hereof, upon the reasonable request of any other party hereto, execute and deliver such other documents as such other party may reasonably request to obtain the full benefit of this Assignment and Assumption Agreement.

     6.  Governing Law. This Assignment and Assumption Agreement shall be
         -------------
subject to, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of law.

  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement as of the date first written above.


                                        ASSIGNOR:

                                        PREFERRED EQUITIES CORPORATION, a
                                        Nevada corporation



                                        By: s/s/  Carol W. Sullivan
                                            -----------------------

                                        Name:    Carol W. Sullivan
                                                 -----------------

                                        Title:   Sr. V.P.
                                                 --------



                                        ASSIGNEE:

                                        AB PREFERRED HOLDINGS, INC., a Florida
                                        corporation


                                        By:  s/s/ Victor McElroy
                                             -------------------

                                        Name:   Victor McElroy
                                                --------------

                                        Title:  President
                                                ---------

                                  EXHIBIT "A"
                                  -----------

                              Management Agreement

                                  EXHIBIT "B"
                                  -----------

                             Consent to Assignment

                             CONSENT TO ASSIGNMENT
                             ---------------------


     RVS-Orlando Condominium Association, Inc. ("RVS-Orlando"), a Florida not-for-profit corporation, consents to the assignment by Preferred Equities Corporation, a Nevada corporation ("PEC"), to AB Preferred Holdings, Inc., a Florida corporation ("AB Preferred"), of the Management Agreement dated July 7, 1997 between PEC and RVS-Orlando.

     EXECUTED:  _____12/20_______, 2001


WITNESSES:                                   RVS-ORLANDO CONDOMINIUM
                                             ASSOCIATION, INC., a Florida
                                             not-for-profit corporation
              s/s/ Mark Prasse
              ----------------

Print Name:     Mark  Prasse                 By:     s/s/ Gregg A. McMurtrie
                ----  ------                         -----------------------

                                             Name:     Gregg A. McMurtrie
                                                       ------------------
      S/s/  Syonja Gustafson
----------  ----------------
                                             Title:   President
                                                      ---------
Print Name:     Syonja Gustafson
                ----------------

                               PLEDGE AGREEMENT
                               ----------------

     THIS PLEDGE AGREEMENT (the "Pledge Agreement") is made and entered into this 20 day December of 2001, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation located at 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as the "Pledgor"); and HELLER FINANCIAL, INC., a Delaware corporation, located at 500 West Monroe Street, 30th Floor, Chicago, Illinois 60661 (hereinafter referred to as the "Secured Creditor").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Pledgor and the Secured Creditor entered into that certain Interval Receivables Loan and Security Agreement dated as of March 28, 1996, as amended by that certain Interval Receivables Loan and Security Agreement dated December 23, 1997, that certain Second Amendment to Interval Receivables Loan and Security Agreement dated July 7, 1998, that certain Amendment No. 2 to Interval Receivables Loan and Security Agreement dated March 1, 1999, that certain Fourth Amendment to Interval Receivables Loan and Security Agreement dated December 22, 1999 and that certain Amended and Restated Loan and Security Agreement dated April 5, 2001 (the "Receivables Loan Agreement"), and that certain Acquisition and Construction Loan Agreement dated March 27, 1996, as amended by that certain Amendment to Acquisition and Construction Loan Agreement dated December 23, 1997, that certain Second Amendment to Acquisition and Construction Loan Agreement dated July 7, 1998, that certain Third Amendment to Acquisition and Construction Loan Agreement dated December 22, 1999, that certain Fourth Amendment to Acquisition and Construction Loan Agreement dated September 7, 2000 and that certain Amended and Restated Acquisition and Construction Loan Agreement dated April 5, 2001 (the "Construction Loan Agreement", which together with the Receivables Loan Agreement are collectively referred to as the "Loan and Security Documents") (as amended, modified, supplemented or restated from time to time, the Loan and Security Documents, the notes as provided in and relating to the Loan and Security Agreements, and all other documents relating to the Loans collectively referred to herein as the "Loan Agreements"), providing for the availability of credit (the "Loans") to the Pledgor upon the terms and conditions set forth therein; and

     WHEREAS, the Secured Creditor and the Pledgor desire to further amend and modify the terms of the Loan Agreements, as set forth under that certain First Amendment of Amended and Restated Loan and Security Agreement and that certain First Amendment of Amended and Restated Acquisition and Construction Loan Agreement, all of which are dated of even date herewith (the "First Amendments"); and

     WHEREAS, the Pledgor is a sole shareholder of AB Preferred Holdings, Inc., a Florida corporation (the "Company"), and the Pledgor and the Company will derive financial and other benefits from the ongoing lending relationship between the Secured Creditor and the Pledgor; and

     WHEREAS, the Pledgor is and shall be at all times during the term of this Pledge Agreement the sole legal and beneficial owner of all of the outstanding shares of capital stock (constituting all equity interest and voting rights) of the Company; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated December 20, 2001 (the "Assignment Agreement"), the Company assumes all of the Pledgor's rights, benefits, interests and obligations under that certain Management Agreement dated July 7, 1997 between the Pledgor and RVS-Orlando Condominium Association, Inc., a Florida not-for-profit corporation (the "RVS-Orlando I Management Agreement"); and

     WHEREAS, the Company entered into that certain Management Agreement between the Company and RVS-Orlando II Condominium Association, Inc., a Florida not-for-profit corporation, effective November 5, 2001 (the "RVS-Orlando II Management Agreement", which together with the RVS-Orlando I Management Agreement are collectively referred to as the "Management Agreements"); and

     WHEREAS, pursuant to the Management Agreements and the Assignment Agreement the Company is the Manager of the Resort (as defined in the Amended and Restated Loan and Security Agreement dated April 5, 2001) which is being developed by the Pledgor; and

     WHEREAS, it is in the best interest of the Pledgor to enter into this Pledge Agreement; and

     WHEREAS, it is in the best interest of the Company to execute the Joinder by Company hereto; and

     WHEREAS, as a condition, among other things, to the amendment and modification of Loans under the Loan Agreements, the Secured Creditor required and the Pledgor has agreed, by executing and delivering this Pledge Agreement, to secure the payment in full of the Pledgor's obligations under the Loan Agreements.

     NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  DEFINITIONS. As used in this Pledge Agreement, the following terms and
         -----------
conditions shall have the meanings set forth below:

     "1933 Act" shall mean the Securities Act of 1933, as amended.
      --------

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
      --------

     "Blank Stock Power" shall mean a blank stock power in form and substance
      -----------------
acceptable to the Secured Creditor executed by the Pledgor and delivered to the Secured Creditor for each Stock Certificate.

     "Collateral" shall mean One Thousand (1,000) shares of Common Stock and all
      ----------
additional Shares issued in regard thereto as a result of any stock dividend, stock split, etc., and all other Shares owned at any time by the Pledgor, whether acquired from the Company or by gift, purchase or otherwise from any other person whatsoever.

     "Common Stock" shall mean all of the issued and outstanding common stock of
      ------------
the Company, par value of $0.01 per share.

     "Distributions" shall mean any and all present and future payments by the
      -------------
Company to the Pledgor whether in the form of dividends, liquidation payments, profit-sharing payments or any other distribution related to the Shares, any interest of the Pledgor in the Company, or the sale, transfer or conveyance of any real or personal property owned by the Company.

     "Event of Default" shall mean the occurrence of a default under paragraph
      ----------------
4.

     "Liability" or "Liabilities" shall mean each and all of the following:
      ---------      -----------

          (a) Principal and interest and all other monies due or to become due under any of the Loan Agreements, as the same may be amended, changed, modified or renewed from time to time.

          (b) All other monies (in addition to principal and interest) due or to become due to the Secured Creditor from the Pledgor including, but not limited to, all indemnities, costs and expenses including attorney's fees which the Secured Creditor is entitled or permitted for any reason whatsoever to recover under any statute or promissory note or agreement by the Pledgor in favor of the Secured Creditor in connection with the Loans, including, but not limited to, the Loan Agreements. As used herein and elsewhere in this Pledge Agreement, costs and expenses, including attorney's fees, shall include costs and expenses incurred by the Secured Creditor in proceeding against the Collateral or against the Pledgor and shall include costs and expenses, including attorney's fees, which the Secured Creditor may incur or become liable for as a result of enforcing any of its rights and privileges under this Pledge Agreement or of any of the Loan Agreements, whether in any initial suit or an appeal therefrom.

          (c) All future advances, if any, made by the Secured Creditor to the Pledgor; provided, however, the Secured Creditor shall not by virtue of this Pledge Agreement be obligated to make any such future advances to the Pledgor. However, if, after the date of this Pledge Agreement, the Secured Creditor does advance monies to the Pledgor, said advances shall be presumed to be future advances under the provisions of this paragraph such that such future advances shall be secured by the Collateral under this Pledge Agreement.

     "Rule 144" shall mean Rule 144 as promulgated by the SEC under the 1933
      --------
Act, as amended from time to time.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Shares" shall mean the shares of Common Stock.
      ------

     "Stock Certificate(s)" shall mean the stock certificate(s) representing
      --------------------
Shares in which the

Secured Creditor has been granted a security interest under this Pledge Agreement which constitute Collateral.

     "UCC" shall mean the applicable Uniform Commercial Codes of the State of
      ---
Florida and the State of Nevada, as the same may now exist or may hereafter be amended from time to time.

     2.   GRANT OF SECURITY INTEREST.  To secure the payment of all Liabilities
          --------------------------
to the Secured Creditor, the Pledgor does hereby pledge, assign and grant to the Secured Creditor a security interest in all of the Collateral. By executing and delivering this Pledge Agreement, the Pledgor hereby consents to the transfer by Secured Creditor of ownership of the Shares upon the foreclosure sale thereof effected in accordance with the terms and conditions of this Pledge Agreement.

     3.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Pledgor does hereby
          -----------------------------------------
represent and warrant to and covenant with the Secured Creditor as follows:

          (a) That the Pledgor is the absolute and sole legal, record and beneficial owner of, or at the time pledged hereunder will have, good and marketable title to, the Collateral pledged hereunder by the Pledgor, free and clear of all liens and security interests whatsoever except the security interest granted the Secured Creditor by this Pledge Agreement, and no person or person other than the Secured Creditor has any type of interest, claim or lien whatsoever upon the Collateral and during the term of this Pledge Agreement the Pledgor shall not grant to any person other than the Secured Creditor any claim, interest or lien whatsoever in the Collateral.

          (b) That the Pledgor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

          (c) That by virtue of this Pledge Agreement and delivery of the Stock Certificate(s) and Blank Stock Power(s) to the Secured Creditor, the Secured Creditor has a valid, enforceable, perfected and first security interest in the Collateral.

          (d) That there is not now and will not be filed in the future any financing statement listing any person other than the Secured Creditor as a secured party covering any or all of the Collateral.

          (e) That the Pledgor will not permit any liens or security interests other than the Secured Creditor's security interest to attach to any of the Collateral, permit any of the Collateral to be levied upon under legal process, sell, transfer, convey, or otherwise dispose of any of the Collateral or any interest therein or offer to do so, without the prior written consent of the Secured Creditor, or permit anything to be done that may impair the value of any of the Collateral (except any loss of value attributable to fluctuation in the market price thereof) or the security intended to be afforded by this Pledge Agreement.

          (f) That the Pledgor will pay promptly when due all taxes and assessments upon the Collateral.

          (g) That at its option, the Secured Creditor may discharge taxes, liens or security interests or encumbrances at any time levied upon or placed on the Collateral and to the extent the Secured Creditor elects to do so, the Pledgor agrees to immediately reimburse the Secured Creditor on demand for any such payments made or any expenses incurred by the Secured Creditor together with interest hereon at the highest rate permitted by law.

          (h) That the Pledgor will immediately notify the Secured Creditor if the Company suffers or permits any substantial or material changes in control or management or the Management Agreements, or ceases to be the Manager of the Resort or suffers or experiences any material adverse financial change; provided, however, this shall not apply to any adverse financial changes resulting from changes in market value of the Collateral.

          (i) That the Collateral was acquired by the Pledgor on August 14, 2001, and, as of and by said date, the full purchase price for the Collateral was paid by the Pledgor, and the "holding period" for the Collateral within the meaning of Rule 144 commenced on said date.

          (j) That in the event the Pledgor subsequently acquires any additional Shares of the Company whether than by way of stock dividend, stock split, etc., or by gift, purchase or otherwise from any third party, that it will immediately deliver the Stock Certificate(s) for said additional Shares along with Blank Stock Power(s) therefor to the Secured Creditor and said Shares shall be deemed to be within the term "Collateral" and subject to the terms and conditions of this Pledge Agreement; provided, however, this clause shall not, of itself, authorize the issuance by the Company of any additional Shares.

          (k) That in the event the Secured Creditor is entitled to dispose of the Collateral under this Pledge Agreement, the Pledgor shall, at the request of the Secured Creditor, execute and file all forms required to be filed under Rule 144 with the SEC and, upon the failure of any Pledgor to do so, such Pledgor does hereby designate and appoint the Secured Creditor as its attorney-in-fact to execute in the name of the Pledgor all appropriate forms to be filed under Rule 144.

          (l) That the Pledgor owns the Collateral and the Collateral constitutes one hundred percent (100%) of all the outstanding Common Stock of the Company and shall at all times during the term of the Pledge Agreement represent one hundred percent (100%) equity and ownership interest and one hundred percent (100%) voting interest of the Company.

          (m) That the Pledgor owns One Thousand (1,000) Shares, and all such Shares owned by the Pledgor and delivered to the Secured Creditor as Collateral constitute one hundred percent (100%) of the total outstanding capital stock of the Pledgor and, throughout the term of this Pledge Agreement, the Shares which have been delivered to the Secured Creditor as Collateral under this Pledge Agreement shall not constitute less than one hundred percent (100%) of the issued and outstanding capital stock of the Company.

          (n) That the Pledgor shall not enter into any stock restriction or similar agreement with respect to the Collateral or any voting trust agreement which applies to the Collateral without the prior written consent of the Secured Creditor.

          (o) That the "Whereas" recitals above are true and correct and are made a part hereof.

All of the foregoing representations, warranties and covenants shall be true and correct throughout the term of this Pledge Agreement and shall be fulfilled and maintained by the Pledgor throughout the term hereof.

     4.   DEFAULT.  The occurrence and continuance of one or more of the
          -------
following events shall constitute an Event of Default in this Pledge Agreement:

          (a) The failure or omission of Pledgor to pay within five (5) days of the date when due any Liability, including but not limited to, the failure to pay when due any payment of interest and/or principal of the Loan Agreements.

          (b) Pledgor or the Company shall fail to perform or observe any covenant, agreement or obligation contained in this Pledge Agreement or in any of the Loan Agreements (other than any covenant or agreement obligating Pledgor to pay the Liabilities), and such failure shall continue for thirty (30) days after Secured Creditor deliver written notice thereof to Pledgor, provided, however, if the failure is incapable of cure within such thirty (30) day period and Pledgor shall be diligently pursuing a cure, such thirty (30) day cure period shall be extended by an additional period not to exceed sixty (60) days.

          (c) The making or furnishing by Pledgor to the Secured Creditor of any representation, warranty or covenant in connection with this Pledge Agreement which is false or misleading in any material respect as of the date hereof.

          (d) A petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Pledgor, the Company or Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within sixty (60) days of its filing), or a custodian, receiver or trustee for any of the Resorts then owned by Pledgor is appointed, or Pledgor, the Company or Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or any of them admit their insolvency or inability to pay their debts as they become due or an attachment or execution is levied against any of the Resorts then owned by Pledgor.

          (e) The issuance, filing or levy against Pledgor, the Company or Guarantor of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of fifty thousand dollars ($50,000.00) which is not discharged in full or stayed within thirty
(30) days after issuance or filing.

          (f) An Event of Default under the terms and conditions of any document, instrument or agreement executed by Pledgor in favor of the Secured Creditor in connection with the Loans including, but not limited to, the Loan Agreements and any other loan agreement or security agreement relating thereto.

          (g) The dissolution, merger or consolidation, or transfer of a substantial part of the property of Pledgor (other than the sale of inventory in the ordinary course of business).

          (h) Pledgor becomes unable to pay debts as they mature.

          (i) Either of the Management Agreements is terminated or modified in any material respect without the Secured Creditor's written consent or the Pledgor is in material default (after the expiration of applicable cure periods) under any of the Management Agreements.

     5.   RIGHTS UPON DEFAULT.  Upon the occurrence and continuance of any Event
          -------------------
of Default, the Secured Creditor shall have and may exercise any or all of the following rights (all of which rights shall be cumulative); provided, however, the Secured Creditor shall be under no duty or obligation to do so:

          (a) to receive all Distributions and any other amounts payable in respect of the Collateral otherwise payable under paragraph 8 below to the Pledgor;

          (b) To exercise from time to time any and all rights and remedies of a secured party under the UCC and any and all rights and remedies available to it under any other applicable law.

          (c) To dispose of the Collateral under the UCC and, in such case, if any notice is required under the UCC, the giving of five (5) days written notice to the Pledgor as set forth in paragraph 11 hereof shall constitute reasonable notice to the Pledgor provided, however, that this Pledge Agreement and this subparagraph (c) shall not, of itself, require the giving of any such written notice.

          (d) To declare the Liabilities secured hereby, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice, and from and after the date of default the amount due on the Liabilities shall from and thereafter bear interest at the Default Rate as defined in the Receivables Loan Agreement.

          (e) To immediately offset against the Liabilities all other monies due or to become due Pledgor from the Secured Creditor.

          (f) To exercise any other remedies available to the Secured Creditor under applicable law or any other agreement.

          (g) All proceeds resulting from the disposition of any of the Collateral shall be applied without marshalling of assets (i) first to the expenses of retaking and preparing the Collateral for sale including expenses of sale, (ii) next to other costs and attorneys' fees incurred by the Secured Creditor in exercising its rights under this Pledge Agreement, (iii) next to the payment of interest and/or principal due on the Liabilities, as the Secured Creditor may determine, and (iv) finally to any other moneys due the Secured Creditor from Pledgor .

          (h) To make demand upon the Company to make directly to the Secured

Creditor all payments with respect to the Shares such as, for example, dividends, liquidation payments, etc. Further, the Secured Creditor shall have the right, but not the duty, to thereafter exercise all rights with respect to voting privileges for the Shares and upon notice from the Secured Creditor, the Pledgor shall no longer exercise any voting rights with respect to the Shares, or if so directed by the Secured Creditor, shall vote the Shares as directed by the Secured Creditor. The exercise by the Secured Creditor of any of its rights hereunder with respect to the voting of the Shares shall not constitute in any way an election by the Secured Creditor to become owner of the Shares and until such time as the Secured Creditor has so exercised its rights hereunder, the Pledgor shall be entitled to exercise all voting privileges with respect to the Shares.

     6.  PURCHASE OF COLLATERAL.  Upon any sale of any Collateral by the Secured
         ----------------------
Creditor hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Creditor or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Creditor or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     7.  INDEMNIFICATION.  To the extent permitted by law, in no event shall the
         ---------------
Secured Creditor be liable for any matter or thing in connection with this Pledge Agreement other than to account for moneys actually received by it in accordance with the terms hereof and except for fraud, gross negligence, willful misconduct or violation of law.

     8.  DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless an Event of Default shall
         ---------------------------------
have occurred and be continuing, all Distributions payable in respect of the Collateral may be paid to the Pledgor.

         Nothing contained in this paragraph 8 shall limit or restrict in any way the Secured Creditor's right to a security interest in proceeds of the Collateral in any form in accordance with paragraph 2. All Distributions or other payments that are received by the Pledgor in violation of the provisions of this paragraph 8 and paragraph 5 herein shall be received in trust for the benefit of the Secured Creditor, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Secured Creditor as Collateral in the same form as so received.

     9.  PERFECTION.  In order to perfect the security interest in the
         ----------
Collateral granted to the Secured Creditor by the Pledgor hereunder, the Pledgor shall simultaneously with the execution of the Pledge Agreement deliver possession of the Stock Certificate(s) for the Collateral and Blank Stock Power(s) therefor to the Secured Creditor. The Pledgor further agrees from time to time to execute and deliver to the Secured Creditor any and all documents which are, in the opinion of the Secured Creditor or its counsel, necessary to perfect said security interest. To the extent any Pledgor subsequently acquires any additional Shares which are not already pledged to the Secured Creditor, such Pledgor shall promptly deliver to the Secured Creditor the Stock Certificate(s) and Blank Stock Power(s) for said Shares and the Shares shall be deemed to be within the definition of the term "Collateral".

     10.  POSSESSION OF COLLATERAL.  The Secured Creditor shall have no duties
          ------------------------
or obligations whatsoever to exercise or preserve rights in regard to the Collateral as against any third parties and the sole duty of the Secured Creditor shall be the reasonable preservation of the physical Collateral itself. By way of illustration and not limitation, the Secured Creditor shall have no duty or obligation whatsoever to maintain any market value for the Collateral. Upon the termination of this Pledge Agreement, the Secured Creditor shall return the Collateral (including the Stock Certificate(s) and the Blank Stock Power(s)) to the Pledgor along with such endorsements as may be necessary to transfer title to the Collateral to the Pledgor; provided, however, the transfer shall be without recourse and the Secured Creditor shall make no representations or warranties whatsoever in regard to said transfer.

     11.  NOTICE.  All notices shall be in writing and delivered to the person
          ------
to whom the notice is directed, either (i) in person, (ii) by U.S. Mail, as registered or certified item with return receipt requested, (iii) delivered by delivery service, or (iv) sent by facsimile, telex or telecopy. Notices delivered by mail shall be deemed to be given when deposited in a post office or other depository under the care or custody of the United States Postal Service, enclosed in a wrapper, addressed properly with proper postage affixed. All notices shall be addressed as follows:

          To Secured Creditor:  HELLER FINANCIAL, INC.
                                Vacation Ownership Finance
                                500 West Monroe Street, 30/th/ Floor
                                Chicago, Illinois  60661
                                Attn:  Portfolio Manager,
                                Loan No. 95-227
                                Fax: (312) 441-7924

                  And copy to:  Heller Financial, Inc.
                                Real Estate Financial Services
                                Attn: Group General Counsel
                                500 West Monroe Street, 15/th/ Floor
                                Chicago, Illinois  60661
                                Loan No. 95-227
                                Fax: (312) 441-7872

                  And copy to:  Baker & Hostetler LLP
                                P.O. Box 112
                                Orlando, Florida  32802-0112
                                Attn: Rosemary O'Shea, Esq.
                                Fax: 407-841-0168

                   To Pledgor:  Preferred Equities Corporation
                                4310 Paradise Road
                                Las Vegas, Nevada 89109
                                Attn:  s/s/  Jon Joseph
                                     -------------------

                              Fax:   702-369-3194
                                     ------------

    12.   FURTHER ASSURANCES; SECURED CREDITOR AS ATTORNEY-IN-FACT, SECURED
          -----------------------------------------------------------------
CREDITOR MAY PERFORM.
--------------------

          (a) Pledgor agrees that it will join with the Secured Creditor to execute and, at its own expense, file and refile under any applicable Uniform Commercial Code such financing statements, continuation statements, Blank Stock Powers, all necessary forms for filing with the SEC under Rule 144 (if applicable), and other documents and instruments in such offices as the Secured Creditor may reasonably deem necessary or appropriate, or wherever required or permitted by law in order to perfect and preserve the Secured Creditor's security interest in the Collateral, and hereby authorizes the Secured Creditor to file financing statements and amendments thereto relating to all or any part of the Collateral without the signature of the Pledgor, as applicable, where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Secured Creditor such additional assignments, agreements and other instruments as the Secured Creditor may reasonably require or deem advisable to carry out the purposes of this Pledge Agreement or to further assure and confirm unto the Secured Creditor its rights, powers and remedies hereunder.

          (b) Pledgor hereby irrevocably appoints the Secured Creditor its lawful attorney-in-fact, with full authority in the place of the Pledgor and in the name of the Pledgor, the Secured Creditor or otherwise, to endorse in the Pledgor's name all checks, drafts and other instruments representing or constituting payments made on the Collateral, and upon the occurrence and during the continuance of an Event of Default, with full power of substitution from time to time in the Secured Creditor's reasonable discretion to take any action and to execute any instrument that the Secured Creditor may reasonably deem necessary or advisable to accomplish the purpose of this Pledge Agreement, including, without limitation:

               (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and

               (iii) to file any claims or take any action or institute any proceedings that the Secured Creditor may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Creditor with respect to any of the Collateral;

and, in the case of each of clauses (i), (ii), and (iii) above, the Secured Creditor shall use its best efforts to give the Pledgor notice of any action taken by it in accordance with this paragraph as soon as practicable before such action is taken; provided, however, that the failure to give any such notice
                 --------  -------
shall not in any way impair the authority of the Secured Creditor pursuant to this paragraph or the validity of any action taken by the Secured Creditor pursuant hereto, or result in any liability on the part of the Secured Creditor to the Pledgor. The exercise by the Secured

Creditor of any of its rights pursuant to this paragraph shall not create any further obligation on the part of the Secured Creditor to exercise any other rights hereunder or to take any other or further action in respect thereof. The power of attorney granted under this paragraph, being coupled with an interest, is irrevocable for so long as this Pledge Agreement shall be in effect.

          (c) If Pledgor fails to perform any agreement contained herein after written request to do so by the Secured Creditor, the Secured Creditor may itself perform, or cause performance of, such agreement, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgor.

     13.  TERM.  This Pledge Agreement and the rights and privileges granted
          ----
hereunder to the Secured Creditor shall continue and remain in full force and effect until all Liabilities have been paid in full to the Secured Creditor and this Pledge Agreement has been marked "Canceled" by the Secured Creditor and returned to the Pledgor. Upon the full payment of all Liabilities and the performance of all obligations under the Loan Agreements and the Pledge Agreement by Pledgor and, if an Event of Default has not occurred and is continuing, the Secured Creditor shall execute and deliver UCC-3 termination statement(s) (to the extent necessary) at the expense of the Pledgor and mark this Pledge Agreement "Canceled" and return same along with the Collateral to the Pledgor.

     14.  TIME.  Time is of the essence of this Pledge Agreement.
          ----

     15.  WAIVER.  No waiver by the Secured Creditor of any default shall
          ------
operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Creditor in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Creditor of any right or remedy shall include any other or further exercise thereof or the exercise of any other right or remedy. Except as provided herein or in any loan document to the contrary, the Pledgor further waives all notices whatsoever that the Pledgor may be entitled to under any contract or statute including presentment, notice of dishonor, protest or notice of protest.

     16.  MISCELLANEOUS.  The provisions of this Pledge Agreement are cumulative
          -------------
and are in addition to the provisions of the Loan Agreements secured by this Pledge Agreement and the Secured Creditor shall have all the benefits, rights and remedies under the Loan Agreements secured hereby. All rights of the Secured Creditor hereunder shall inure to the benefits of its successors and assigns and all duties or obligations of the Pledgor hereunder shall bind the heirs, executors, administrators, successors and assigns of the Pledgor.

     17.  GOVERNING LAW.  This Pledge Agreement has been delivered in the State
          -------------
of Florida and shall be construed and interpreted in accordance with and governed by the laws of Florida (without regard to the conflict of laws provisions thereof).

     18.  SEVERABILITY.  Whenever possible, each provision of this Pledge
          ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     19.  NO THIRD PARTY BENEFICIARIES.  This Pledge Agreement is solely between
          ----------------------------
the Pledgor and the Secured Creditor, as joined by the Company in respect to the obligations of the Company as set out in the Joinder By Company, and no persons other than the Pledgor and the Secured Creditor shall have any rights hereunder, either as third party beneficiaries or otherwise.

     20.  COSTS AND ATTORNEYS FEES.  The Pledgor agrees (a) to pay or reimburse
          ------------------------
the Secured Creditor for any and all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, and delivery of, and amendment, supplement, or modification to, or waiver or consent under, this Pledge Agreement, and the consummation of the transactions contemplated hereby; (b) to pay or reimburse the Secured Creditor for all of its costs and expenses incurred in connection with administration, collection, enforcement or preservation of any rights under either of the Loan Agreements and this Pledge Agreement including, without limitation, the fees and disbursements of counsel for the Secured Creditor, including attorneys' fees, out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise; and
(c) to pay, indemnify, and hold the Secured Creditor harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, and administration of the Loan Agreements and this Pledge Agreement other than those resulting solely from its own willful misconduct or gross negligence.
This paragraph shall survive the execution of this Pledge Agreement and will continue to remain in force and effect even after all obligations of the Pledgor under the Loan Agreements and this Pledge Agreement are satisfied.

     21.  COMPLETE AGREEMENT. This Pledge Agreement constitutes the complete
          ------------------
agreement between the parties and incorporates and sets forth all prior discussions, agreements and representations between the parties in regard to the matters set forth herein and this Pledge Agreement may not be altered, amended or otherwise modified except by a writing signed by the person to be charged by said alteration, amendment or modification. This requirement that this Pledge Agreement may not be altered, amended or modified except by a writing, may not itself be waived except by a writing.

     22.  COUNTERPARTS. This Pledge Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

     23.  EFFECTIVE DATE.  This Pledge Agreement shall be effective as of
          --------------
December 20, 2001.
-----------------


                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

WITNESSES:                              PLEDGOR:


    /s/ Mark Prasse                     PREFERRED EQUITIES CORPORATION, a
    --------------------------          Nevada corporation

        Mark Prasse
    --------------------------
    Print Name

                                        By:  /s/ Carol W. Sullivan
                                             --------------------------
    /s/ Syonja Gustafson                Name:    Carol W. Sullivan
    --------------------------               --------------------------
    Print Name                          Its:     Sr. V.P
                                             --------------------------
                                        Interest in Pledgor: 100% Capital Stock
                                        Ownership


                                        SECURED CREDITOR:

    /s/ Angela M. Fabus                 HELLER FINANCIAL, INC., a Delaware
    --------------------------          corporation

        Angela M. Fabus
    --------------------------
    Print Name
                                        By:  /s/ Dennis K. Hollard
                                             --------------------------
    /s/ Adrienne Stephens               Name:    Dennis K. Hollard
    --------------------------               --------------------------
    Print Name                          Title:   Sr. V.P.
                                             --------------------------
29

                              JOINDER BY COMPANY
                              ------------------

     AB PREFERRED HOLDINGS, INC., a Florida corporation whose principal address is 4310 Paradise Road, Las Vegas, Nevada 89109 ("the Company"), being the issuer of the Collateral as defined in paragraph 1 of this Pledge Agreement does hereby state to and agree with the Secured Creditor as follows:

     1. That the Collateral is shown on the books of the Company as being owned by the Pledgor.

     2. That to the best knowledge of the Company, there are no restrictions on the granting to the Secured Creditor by the Pledgor of a security interest in the Collateral as set forth in this Pledge Agreement.

     3. That the percentages and number of Shares set forth in subparagraphs 3(l) and 3(m) of the Pledge Agreement regarding the total number of shares of Common Stock owned by the Pledgor pledged hereunder and the percentage ownership of the total issued and outstanding Common Stock of the Company represented by the Collateral are, as of the date hereof, true and correct.

     4. That during the term of this Pledge Agreement, the Company shall not, without the prior written consent of the Secured Creditor, issue any additional shares of capital stock of any form whatsoever by way of stock dividend, stock split, outright sale or for any other reason whatsoever.

     5. That during the term of the Pledge Agreement, the Company agrees, if applicable, to promptly and completely file all reports required to be filed under the 1934 Act such that all current public information as defined in Rule 144 is available.

     6. That the Company will use its best efforts to cooperate in good faith with the Secured Creditor to release any restrictions on the Stock Certificates for the Collateral as and when permitted under the 1933 Act. The Pledgor agrees at its expense to file whatever forms, statements or documents which are necessary with the SEC and other regulatory agencies so that any legend and/or other restrictions associated with the Collateral may be cleared or released as soon as possible. It is understood all applicable laws must be complied with by the Pledgor. The Pledgor will furnish to the Secured Creditor such documents and information as required by Secured Creditor to determine the necessary holding period under Rule 144 for each and every share of the Collateral.


                         [SIGNATURE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Company has executed this Joinder to this Pledge Agreement this 20 day of December, 2001.

Signed, sealed and delivered
in the presence of:


    /s/ Mark Prasse                          AB PREFERRED HOLDINGS, INC., a
    ---------------------                    Florida corporation

        Mark Prasse
    ---------------------
    Print Name
                                             By:   /s/ Victor McELroy
                                                  -----------------------
    /s/ Syonja Gustafson                     Name:     Victor McElroy
    ---------------------                         -----------------------
                                             Title:    President
                                                  -----------------------
        Syonja Gustafso
    ---------------------
    Print Name


                                                          (CORPORATE SEAL)

                                                                Loan No.  95-227

THIS AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 2 AMENDS AND RESTATES IN ITS ENTIRETY AND INCREASES THE PRINCIPAL AMOUNT OF THAT CERTAIN FIRST AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 DATED APRIL 5, 2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF $30,000,000.00, THE ORIGINAL OF WHICH IS ATTACHED HERETO.

                        AMENDED, RESTATED AND INCREASED
                       RECEIVABLES PROMISSORY NOTE NO. 2


$40,000,000.00                                             12/20, 2001

     THIS AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 2 amends and restates in its entirety and increases the principal amount of the following described promissory note as described in that certain Amended and Restated Loan and Security Agreement dated April 5, 2001 as amended by that certain First Amendment of Amended and Restated Loan and Security Agreement of even date herewith (the "Receivables Loan Agreement"), made by Preferred Equities Corporation, a Nevada corporation, to Heller Financial, Inc.: that certain First Amendment and Restatement of Amended, Restated and Increased Receivables Promissory Note No. 1 dated April 5, 2001, in the principal amount of $30,000,000.00; (the "Original Note"). Pursuant to that certain First Amendment of Amended and Restated Loan and Security Agreement between Holder and Maker of even date herewith, Maker hereby executes and delivers to Holder this Amended, Restated and Increased Receivables Promissory Note No. 2 which amends, restates and increases the principal amount of the Original Note, as follows:

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder"), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Holder to Maker (the "Loan") pursuant to the Receivables Loan Agreement. This is a revolving Note, the principal amount of which may increase or decrease from time to time during the term hereof. This Note shall evidence Advances made under the Receivables Loan Agreement, notwithstanding that the total aggregate of principal advances and repayments exceed the original maximum principal amount hereof, and notwithstanding that the principal balance may be zero at any time. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

     The repayment of the Loan evidenced by this Note is secured by the Receivables Loan

Agreement pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Intervals and other collateral described therein. This Note, the Receivables Loan Agreement and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Receivables Loan Documents".
                                       --------------------------

     This Note has been issued pursuant to the Receivables Loan Agreement, and all of the terms, covenants and conditions of the Receivables Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Receivables Loan Agreement.

2.   Principal and Interest
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to four and one-half percent (4.50%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each Business Day in the Wall Street Journal for deposits maturing ninety (90) days after
           -------------------
issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month. Interest shall be calculated on a 360 day year and charged for the actual number of days elapsed.

3.   Payment.
     -------

          This Note is subject to mandatory payments as provided in Section 1.4 of the Receivables Loan Agreement.

          Maker shall pay interest to Lender monthly, in arrears, on the first day of each calendar month, commencing October 1, 2001, on the unpaid principal amount of this Note outstanding during the previous calendar month at a fluctuating interest rate per annum (computed daily on the basis of a year of 360 days and charged for the actual number of days elapsed) equal to the Interest Rate; provided, however, that after the occurrence of an Event of
               --------  -------
Default under the Receivables Loan Agreement this Note shall bear interest at the Default Rate set forth below.

     The Loan shall be due and payable on or before March 30, 2006, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").

4.   Prepayment.
     ----------

          This Note is (i) subject to mandatory prepayments in whole or in part as provided in Section 1.5(b) of the Receivables Loan Agreement; and (ii) permitted optional prepayments in accordance with Section 1.5(a) of the Receivables Loan Agreement, subject to applicable

Prepayment Premiums.

          Not in limitation of any other mandatory prepayment requirements under the Receivables Loan Agreement, if at any time the outstanding aggregate principal balance under (i) this Note; (ii) that certain First Amendment and Restatement of Amended, Restated and Consolidated Acquisition Promissory Note No. 4 of even date herewith, between Holder and Maker in the principal amount of $_________________ (the "Acquisition Note"); and (iii) that certain Third Amendment and Restatement of Amended, Restated and Consolidated Revolving Renovation Promissory Note of even date herewith, between Holder and Maker in the maximum principal amount of $2,500,000.00 (the "Renovation Note") exceeds $40,000,000.00 or such lesser amount as set forth in the Receivables Loan Agreement, such excess amount shall be due and payable by Maker to Holder within five (5) Business Days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal balance of any of the above-referenced notes in any manner or amount that Holder determines.

5.   Default.
     -------

     A.   Events of Default.
          -----------------

     An "Event of Default" under this Note shall mean the occurrence of any
         ----------------
Event of Default under any of the Receivables Loan Documents, after giving effect to any applicable grace or cure period.

     B.   Remedies.
          --------

     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Receivables Loan Agreement or any other Receivables Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Receivables Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Receivables Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Receivables Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens and security interests of the Receivables Loan Agreement or any of the Receivables Loan Documents; (iv) to foreclose on the Collateral; (v) to represent Holder in any other proceedings whatsoever in connection with the Receivables Loan Agreement or any of the Receivables Loan Documents including post judgment proceedings to enforce any judgment related to the Receivables Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Receivables Loan Documents are not timely made or remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each
                      -----------
delinquent payment.

7.   Governing Law; Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Receivables Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Receivables Loan Documents. Payments will be applied to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Receivables Loan Documents, to interest due on the Loan and to the outstanding principal balance of the Loan, in any order that Holder, at its sole option, may deem appropriate.

10.  Miscellaneous.
     -------------

     A.  Amendments.
         ----------

     This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

     B.  Lawful Rate of Interest.
         -----------------------

     In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Receivables Loan Documents exceed the highest lawful rate of interest permissible under applicable law.
If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Receivables Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be
  ---------------         ----------
reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if the Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     C.  Captions.
         --------

     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     D.  Notices.
         -------

     Notices shall be given under this Note in conformity with the terms and conditions of the Receivables Loan Agreement.

     E.  Joint and Several.
         -----------------

     The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     F.  Time of Essence.
         ---------------

     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR

FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER EXCEPT IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN THE MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE RECEIVABLES LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

12.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Receivables Loan Agreement and the other Receivables Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder. Notice to Maker shall not be required for any partial sale, transfer, assignment or conveyance of this Note.

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER

AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

                                             MAKER:

                                             Preferred Equities Corporation,
                                             a Nevada corporation


                                             By:  /s/ Carol W. Sullivan
                                                 ----------------------------

                                             Print Name: Carol W. Sullivan
                                                         --------------------

                                             As Its:     Sr. V.P.
                                                     ------------------------